UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 25, 2004

Lionbridge Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26933	04-3398462
(Commission File Number)	(IRS Employer Identification No.)

1050 Winter Street, Suite 2300, Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

781-434-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99 and incorporated by reference herein is financial information for the registrant for the third quarter ended September 30, 2004 and forward-looking statements relating to 2004, 2005 and the fourth quarter of 2004, as presented in a press release of October 25, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2004, the registrant issued a press release reporting that effective November 1, 2004, Myriam Martin-Kail, the registrant’s Chief Operating Officer, was retiring from such position and that Satish Maripuri, the registrant’s Chief Operating Officer for Testing and ADM, had been appointed as Chief Operating Officer, and would assume Ms. Martin-Kail’s duties.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following Exhibits are filed as part of this report:

Exhibit No.	Description
99	Press Release dated October 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.
(Registrant)

Date October 25, 2004

/s/ Stephen J. Lifshatz
(Signature)*
Stephen J. Lifshatz, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated October 25, 2004